(LOSS) EARNINGS PER COMMON SHARE (Tables)	12 Months Ended
Dec. 31, 2021
(LOSS) EARNINGS PER COMMON SHARE
Schedule of (Loss) Earnings Per Common Share

($ millions)	2021	2020
Net earnings (loss)	4 119	(4 319)

(millions of common shares)
Weighted average number of common shares	1 488	1 526
Dilutive securities:
Effect of share options	1	-
Weighted average number of diluted common shares	1 489	1 526

(dollars per common share)
Basic and diluted earnings (loss) per share	2.77	(2.83)